UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2009

AEROFLEX INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	000-02324	11-1974412
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

35 South Service Road
P.O. Box 6022
Plainview, New York		11803
(Address of Principal Executive Offices)		(Zip Code)

(516) 694-6700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.            Other Events.

On March 9, 2009, Aeroflex Incorporated (the “Company”) announced that it completed its offer to exchange (the “Exchange Offer”) up to $225,000,000 aggregate principal amount of its 11.75% Senior Notes due February 15, 2015 (the “Notes”) initially issued by the Company in August 2008 in a private offering for an equal principal amount of 11.75% Senior Notes due February 15, 2015 registered under the Securities Act of 1933, as amended.  The Exchange Offer expired at 5:00 p.m., New York City time, on March 6, 2009.

A total of $225,000,000 aggregate principal amount of the Notes, representing 100% of the outstanding principal amount of the Notes, was validly tendered and accepted for exchange by the Company.

A copy of the Company’s press release announcing the completion of the Exchange Offer is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.            Financial Statements and Exhibits.

(d)           Exhibits.

99.1.         Press Release, dated March 9, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROFLEX INCORPORATED

By:	/s/ Charles Badlato
Charles Badlato
Vice President - Treasurer

Date:   March 9, 2009

Exhibit Index

99.1.	Press release, dated March 9, 2009